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                                                                   EXHIBIT 10.k
LONG TERM INCENTIVE PLAN

POLICY
------

CERTAIN OFFICERS AND HUFFY COMPANY PRESIDENTS SHALL PARTICIPATE IN A LONG TERM INCENTIVE PLAN OF COMPENSATION. THE PURPOSE OF THE LONG TERM INCENTIVE PLAN SHALL BE TO PROVIDE AN INCENTIVE FOR LONG TERM PERFORMANCE AND BE
COMPETITIVE WITH THE MARKETPLACE.

                                                                  Award as a % of
                                                          Base Salary on each January 1
                                                          -----------------------------
I.  Participants                                                Target          Maximum
    ------------                                                ------          -------

    A.    Chairman and Chief Executive Officer                    50%            100%
          President and Chief Operating Officer

    B.    Vice President-General Counsel &                      17.5%             35%
             Secretary
          Vice President-Finance and
             Chief Financial Officer
          Vice President and Controller
          Vice President and Treasurer
          President & General Manager - HBC
          President & General Manager - HSC
          President & General Manager - GBPC
          President & General Manager - HSF
          President & General Manager - WIS
          President & General Manager - TTH

II.  Measurement
     -----------

     Based on annual performance as measured by Huffy Company EVA in the case of Huffy Company participants and Corporate EVA in the case of Corporate participants.

     A.   Award Cycle
          -----------

          The award cycle shall be based on the results at the end of each calendar year.

     B.   Definitions
          -----------

          CORPORATE EVA: Tax-affected earnings before interest and taxes minus an asset usage charge.

          HUFFY COMPANY EVA: Earnings before interest and taxes, tax affected at the current profit plan tax rate minus an asset usage charge.


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      AUC:  Asset utilization charge computed using the Corporation's weighted average cost of capital.

C.    Award Scales(1)
      ---------------

Actual Huffy Company/Corporate             % of Award
        EVA versus Goal                       Earned
------------------------------             ------------

Less than      90%                                   0%
               90% Threshold                        50%
               95%                                  75%
              100% Target(2)                       100%
              105%                             133 1/3%
              110%                             166 2/3%
              115% Maximum                         200%

(1) Scale is linear between points and shall be interpolated to the nearest 1/10th of 1% to determine award level.

(2) No Huffy Company or Corporate participant shall be eligible to receive an award above Target until Corporate EVA results exceeds the weighted cost of capital.

III.  Payment
      -------

      A.    On or about March 1 following the completion of each calendar year.

      B.    Form and Manner
            ---------------

            Payment shall be 100% cash payable in equal amounts over three years. Payments in years two and three for any given calendar year may be reduced in part or in the whole dependent on performance in subsequent years. For example, a payment scheduled to be made in 1998 for an award earned for calendar year 1996 will be contingent on calendar year 1997 performance. The percent of reduction is based on the schedule below.

                    % of Goal*                         % Reduction in*
                    Achieved                       Subsequent Year Payments
                 --------------                    ------------------------

                 90% or more                                  0%
                 80%                                         25%
                 70%                                         50%
                 60%                                         75%
                 50%                                        100%

      * The scale between points is linear and shall be interpolated to the nearest 1/10th of 1%.


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IV.  Implementation
     --------------

     Eligibility, transfers, promotions, demotion terminations and death or retirement shall be governed by the provisions of Policy 128 - Profit Sharing Bonus
     Plan.

 V.  Distribution
     ------------

     Distribution shall be limited to Corporate Officers, Huffy Company President and the Director of Corporate
     Human Resources.



/s/ Donald R. Scheick                    /s/ Richard L. Molen
-----------------------------------      --------------------------------------
Director, Corporate Human Resources      Chairman, President and
                                         Chief Executive Officer

















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